UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 29, 2018

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325
Atlanta, Georgia 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 29, 2018, CatchMark Timber Trust, Inc. (the “Company”) and CatchMark Timber Operating Partnership, L.P. (the “Borrower”) amended their existing credit facilities by entering into a Consent and Amendment Agreement, dated as of June 29, 2018 (the “Amendment”), by and among the Company, the Borrower, the Company’s wholly-owned subsidiaries (collectively, with the Company, the “Guarantors”), CoBank, ACB (“CoBank”), as administrative agent, and certain financial institutions named therein, as lenders (the “Lenders”). The Amendment provides for a certain consent pursuant to, and effects certain amendments to, the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (the “Credit Agreement”), by and among the Company, the Borrower, the Guarantors, CoBank, as administrative agent, joint lead arranger, sole bookrunner, swingline lender and issuing lender, Agfirst Farm Credit Bank, as joint lead arranger and syndication agent, Coöperatieve Rabobank U.A., New York Branch, as documentation agent, and certain financial institutions named therein, as lenders.
The parties entered into the Amendment in connection with the proposed timberlands joint venture, TexMark Timber Treasury, L.P. (the “Joint Venture”), described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2018. Pursuant to the Amendment and a related joinder agreement, Triple T GP, LLC, a newly formed subsidiary of the Company which will be the general partner of the Joint Venture (“Triple T GP”), together with newly formed Company subsidiaries Creek Pine Holdings, LLC (“CPH”) and CatchMark TRS Creek Management, LLC (”Creek Management”), became parties to and guarantors under the Credit Agreement and Triple T GP and CPH pledged their equity interests in the Joint Venture to CoBank for the benefit of the Lenders. In addition, to facilitate the formation and financing of the Joint Venture, the Amendment sets forth CoBank’s and the Lenders’ consent to Triple T GP having contingent liabilities with respect to the Joint Venture. In addition, the Amendment provides for certain amendments to the Credit Agreement that generally provide more flexibility and are more favorable to the Borrower and the Guarantors.
The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1
Consent and Amendment Agreement, dated as of June 29, 2018, by and among CatchMark Timber Trust, Inc. (the “Company”), CatchMark Timber Operating Partnership, L.P., the Company’s wholly-owned subsidiaries, CoBank, ACB, as administrative agent, and certain financial institutions named therein, as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: July 5 , 2018	By:	/s/ BRIAN M. DAVIS
Brian M. Davis Senior Vice President and Chief Financial Officer